EXHBIT 10.3

EXECUTION VERSION

SECOND AMENDMENT TO THE LETTER OF CREDIT FACILITY AGREEMENT

This SECOND AMENDMENT TO THE LETTER OF CREDIT FACILITY AGREEMENT (this “Second Amendment”), dated as of April 16, 2014, is entered into by and among Education Management LLC, a Delaware limited liability company (the “Account Party”), for purposes of Sections B and C hereof, Education Management Holdings LLC, a Delaware limited liability company (the “Guarantor”) and the Grantor Subsidiaries listed on the signature pages hereto, the Lender party hereto, and BNP Paribas, as Administrative Agent, Collateral Agent and Issuing Bank for the Lenders. Unless otherwise defined herein, all capitalized terms used herein and defined in the LC Facility Agreement referred to below are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Account Party, the Guarantor, the Grantor Subsidiaries (collectively, the “Credit Parties”), the Lenders, the Administrative Agent, the Collateral Agent and the Issuing Bank are party to that certain Letter of Credit Facility Agreement, dated as of March 9, 2012 (as amended through the date hereof, the “LC Facility Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders agree to amend certain provisions of the LC Facility Agreement as provided for herein; and

WHEREAS, pursuant to the terms and subject to the conditions set forth below, BNP Paribas, as sole Lender is willing to agree to such amendment relating to the LC Facility Agreement.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto, intending to be legally bound, hereby agree as follows:

A.    Amendments to LC Facility Agreement:

1.    The definition of “Maturity Date” contained in Section 1.1 of the LC Facility
Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means the earliest of (a) June 1, 2015 and (b) the date upon which the Bank of America LC Facility Agreement has matured, been accelerated or been terminated by Bank of America, N.A. or the Account Party; provided that if the 2015 Revolving Commitments (as defined in the Existing Credit Agreement as in effect on the date hereof) under the Existing Credit Agreement and all Permitted Refinancings (as defined in the Existing Credit Agreement as in effect on the date hereof) of the 2015 Revolving Commitments are terminated prior to June 1, 2015, the Maturity Date shall be the date of such termination.”

2.    The definition of “Bank of America LC Facility Agreement” contained in Section

1.1 of the LC Facility Agreement is hereby amended by inserting the following at the end thereof:

“, as amended by Amendment No. 2, dated as of April 16, 2014 and as further amended, amended and restated or otherwise supplemented”

3.    Section 2.1(a)(v) of the LC Facility Agreement is hereby deleted in its entirety and replaced with the following:

“(v) in no event shall any Letter of Credit have an expiration date later than the earlier of (1) the Maturity Date and (2) unless otherwise agreed by the Issuing Bank, the date which is seventeen months from the date of issuance of such Letter of Credit; and”.

4.    Section 4.6 of the LC Facility Agreement is hereby deleted in its entirety and replaced with the following:

“Except as disclosed in the Annual Report on Form 10-K filed by Education Management with the SEC on September 3, 2013 and the Quarterly Reports on Form 10-Q filed by Education Management with the SEC on November 1, 2013 and February 10, 2014, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Holdings or Account Party, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings or any of its Subsidiaries or against any of their properties or revenues that relates to the Transactions (to the extent brought by any Governmental Authority or any Educational Agency) or that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.”

B.    Representations, Warranties and Miscellaneous Provisions

1.    In order to induce the Lender to enter into this Second Amendment, each Credit
Party hereby jointly and severally represents and warrants as follows on the date hereof that:

(a) Each Credit Party which is party hereto has all requisite power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under, the LC Facility Agreement as amended by this Second Amendment (the “Amended Agreement”) and the other Credit Documents;

(b) The execution and delivery of this Second Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary actions on the part of each Credit Party and each of this Second Amendment, the Amended Agreement and each other Credit Document constitutes a legal, valid and binding obligation of such Credit Party enforceable against
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such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute a Default or an Event of Default;

(d) All of the representations and warranties set forth in Section 4 of the LC Facility Agreement and each other Credit Document are true and correct in all material respects on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date; and

(e)    the letter of credit issued under the Bank of America LC Facility
Agreement (as defined below) remains outstanding and undrawn as of the date hereof.

2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the LC Facility Agreement or any other Credit Document.

3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Account Party and the Administrative Agent.

4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

5. This Second Amendment shall become effective as of the date hereof (the “Second Amendment Effective Date”); provided that each of the following conditions shall have been satisfied:

(a) the Account Party, the Guarantor, each other Credit Party and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or electronic transmission) the same to the Administrative Agent;

(b) the Account Party shall have paid all fees and actual and reasonable costs and expenses of the Administrative Agent, the Collateral Agent and the Issuing Bank in
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connection with this Second Amendment, including the reasonable fees, charges and disbursements of White & Case LLP, counsel for the Administrative Agent, the Collateral Agent and the Issuing Bank;

(c) each of the representations and warranties set for in Section B.1 above shall be true and correct on such date; and

(d) the Account Party shall have delivered to the Administrative Agent a copy of the executed Second Amendment to the Bank of America LC Facility Agreement, dated on or prior to the date hereof, which shall provide for an extension of the Maturity Date (as defined therein) to a date that is not prior to the Maturity Date applicable to the LC Facility Agreement (as amended by this Second Amendment), and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

6. From and after the Second Amendment Effective Date, all references in the LC Facility Agreement and each of the other Credit Documents shall be deemed to be references to the LC Facility Agreement as modified hereby, and the Second Amendment shall be deemed to be a Credit Document.

C.    Acknowledgement and Consent

The Guarantor and each Grantor Subsidiary hereby acknowledges that it has reviewed the terms and provisions of the LC Facility Agreement and this Second Amendment and acknowledges the amendment of the LC Facility Agreement effected pursuant to this Second Amendment. The Guarantor and each Grantor Subsidiary hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such term is defined in the applicable Credit Document).

The Guarantor and each Grantor Subsidiary acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment. The Guarantor and each Grantor Subsidiary represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

The Guarantor and each Grantor Subsidiary acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Person is not required by the terms of the LC Facility Agreement or any other Credit Document to consent to the amendments to the LC Facility Agreement effected pursuant to this Second Amendment and (ii) nothing in the LC Facility Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Person to any future amendments to the LC Facility Agreement.

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IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be duly executed and delivered as of the date first above written.

EDUCATION MANAGEMENT LLC, as Account Party

By
Name:
Title:

EDUCATION MANAGEMENT HOLDINGS LLC, as Holdings and Guarantor

By
Name:
Title:

[Signature Page to the Second Amendment to the LC Facility Agreement]

GRANTOR SUBSIDIARIES:

The Art Institute of Atlanta, LLC
The Art Institute of Austin, Inc.
The Art Institute of Charleston, Inc.
The Art Institute of Charlotte, LLC
The Art Institute of Dallas, Inc.
The Art Institute of Michigan, Inc.
The Art Institute of Fort Worth, Inc.
The Art Institute of Fort Lauderdale, Inc.
The Art Institute of Houston, Inc.
The Art Institute of Jacksonville, Inc.
Miami International University of Art & Design, Inc.
The Art Institutes International Minnesota, Inc.
The Art Institute of Tennessee- Nashville, Inc.
The Art Institute of California- Orange County, Inc.
The Art Institute of Philadelphia LLC
The Art Institute of California - Sacramento, Inc.
The Art Institute of California- Sunnyvale, Inc.
The Art Institute of Tucson, Inc.
The Art Institute of Washington, Inc.
The Art Institute of York- Pennsylvania LLC
Argosy Education Group, Inc.
American Education Centers, Inc.
The Asher School of Business Education Corporation
Brown Mackie College- Boise, Inc.
Michiana College Education Corporation
Brown Mackie College - Greenville, Inc.
Brown Mackie College - Indianapolis, Inc.
Brown Mackie College- Kansas City LLC
Stautzenberger College Education Corporation

[Signature Page to the Second Amendment to the LC Facility Agreement]

Southern Ohio College LLC
Brown Mackie College - Phoenix, Inc.
Brown Mackie College - Salina LLC
Brown Mackie College-Tulsa, Inc.
South University of Alabama, Inc.
South University of Virginia, Inc.
South University of Florida, Inc.
Western State University of Southern California

By
Name:
Title:

[Signature Page to the Second Amendment to the LC Facility Agreement]

BNP PARIBAS, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, AND ISSUING BANK

By
Name:
Title:
By
Name:
Title:

BNP PARIBAS, AS SOLE LENDER

By
Name:
Title:
By
Name:
Title:

[Signature Page to the Second Amendment to the LC Facility Agreement]